Exhibit 10(c)

RATE SCHEDULE FS
FLEXIBLE STORAGE SERVICE
FORM OF STORAGE AGREEMENT

CONTRACT NO. 018110

THIS AGREEMENT, made and entered into as of the ____ day of __________, _____, by and between:

PANHANDLE EASTERN PIPE LINE COMPANY, (hereinafter called "Panhandle"), a Delaware Corporation,

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE) (hereinafter called "Shipper"), a(n) LOCAL DISTRIBUTION COMPANY incorporated in the State of IL.

W I T N E S S E T H:

WHEREAS, Panhandle has available underground Gas Storage capacity; and

WHEREAS, Shipper desires to purchase and Panhandle desires to provide certain storage and transportation service.

NOW, THEREFORE, Panhandle and Shipper do mutually agree as follows:

ARTICLE 1
DELIVERY OF THE STORED VOLUME

1.1   Shipper hereby agrees to purchase the storage service offered by Panhandle hereunder and desires to have the volumes hereinafter set forth (Stored Volume) injected into the storage facilities identified below for Shipper's account during the term hereof, up to the Maximum Stored Quantity, set out below, which shall be the maximum inventory Shipper may have injected into storage during the Injection Period as defined below and maintained in storage hereunder at any given time. Stored Volumes are to be withdrawn from storage and delivered to Shipper during the Withdrawal Period as defined below pursuant to the terms and conditions of this Storage Agreement, all in accordance with Section 2 of Rate Schedule FS and as restricted by the volumes and percentages set out below.

This contract is for Market Area Storage
This contract is for Field Area Storage	X

Injection period:
Withdrawal period:

Effective from 04/01/2003 through 11/30/2003:

Maximum Stored Quantity (MSQ):	940,000 Dt.
Maximum Daily Injection Quantity (MDIQ):	15,000 Dt./Day
Maximum Daily Withdrawal Quantity (MDWQ):	31,400 Dt./Day

Percentage of the Stored Volume
to the
Maximum Stored Quantity	Available Withdrawal Quantities

100% - 0%	100% of MDWQ

1.2   In each year of the term of this Storage Agreement, Shipper may elect to retain a portion of its Stored Volume as carry-over volume (Carry-over Volume) to be left in storage during the succeeding Injection Period as set forth herein and withdrawn in the succeeding Withdrawal Period as set forth herein. Shipper may so retain up to 20% of its Maximum Stored Quantity for such carry-over without penalty. In the event the retained Carry-over Volume exceeds 20% of its Maximum Stored Quantity, Shipper will be subject to an additional percentage retention of Gas as set forth in Section 1.3. The sum of the Carry-over Volume and the volumes delivered by Shipper for storage during any period shall not exceed Shipper's Maximum Stored Quantity set forth in Section 1.1 of this Storage Agreement.

1.3   Shipper agrees to furnish, in addition to volumes delivered into storage, a volume of Gas equal to the percentage set out in effective Tariff Sheet No. 14 of such volumes delivered for injection into storage in each year of the term hereof to be retained by Panhandle for use of compressor fuel, plus an additional volume of Gas equal to the percentage set out in effective Tariff Sheet No. 14 of volumes delivered to Shipper in each year of the term hereof to be retained by Panhandle for use as compressor fuel. No compressor fuel need be furnished for volumes carried over from any Withdrawal Period as set forth herein unless Shipper retains more than 20% of its Maximum Stored Quantity in any year as Carry-over Volumes. In such event, pursuant to Section 1.2, such Carry-over Volumes in excess of 20% of Shipper's Maximum Stored Quantity shall be subject to a .25% additional compressor fuel retention by Panhandle.

1.4   Panhandle shall receive from Shipper and inject into storage each Month during the Injection Period as set forth herein, Gas as nominated pursuant to the General Terms and Conditions.

1.5   Where Shipper has designated as the WS point a point not located on Panhandle's system, then the maximum quantities for injection and withdrawal on any Day shall be subject to any restrictions or other limitations applicable to the lease or agreement between Panhandle and the owner or operator of the storage facility, in addition to the restrictions and limitations of agreement and Rate Schedule FS.

ARTICLE 2
BILLING AND PAYMENT

For the services provided or contracted for hereunder, Shipper agrees to pay Panhandle the then-effective, applicable rates and charges under Panhandle's Rate Schedule FS filed with the Commission, as such rates and charges and Rate Schedule FS may hereafter be modified, supplemented, superseded, or replaced generally or as to the service hereunder. Panhandle reserves the right from time to time to unilaterally file and to make effective any such changes in the terms or rate levels under Rate Schedule FS and the applicability thereof, the General Terms and Conditions or any other provisions of Panhandle's Tariff, subject to the applicable provisions of the Natural Gas Act and the Commission's Regulations thereunder.

From time to time Panhandle and Shipper may agree in writing, on a level of discount of the otherwise applicable rates and charges hereunder, pursuant to the effective applicable provisions of Rate Schedule FS and subject to the Regulations and Orders of the Commission. For example, Panhandle and Shipper may agree that a specified discounted rate shall apply: (a) only to certain Quantities under this Agreement; (b) only if specified Quantity levels are actually achieved or only with respect to Quantities below a specified level; (c) only during specified time periods; or (d) in a specified relationship to the Quantities actually injected, withdrawn or stored (i.e., that the rates shall be adjusted in a specified relationship to Quantities actually injected, withdrawn or stored); provided, however, that any such discounted rate set forth above shall be between the Maximum Rate and Minimum Rate applicable to the service provided under this Agreement. Any discount(s) shall be effective only on a prospective basis and as specified in the written agreement between Panhandle and Shipper.

From time to time Panhandle and Shipper may agree to a Negotiated Rate for a specified term for service hereunder. Provisions governing such Negotiated Rate and term shall be set forth on Exhibit A hereto.

ARTICLE 3
POINTS OF RECEIPT AND DELIVERY

During the Injection Period Gas shall be received by Panhandle from Shipper for injection into storage, and during the Withdrawal Period the Stored Volume withdrawn for the account of Shipper hereunder shall be delivered to Shipper, at the WS Point as defined in the General Terms and Conditions on a firm basis.

ARTICLE 4
TERM

4.1   This Agreement shall be effective from the date first stated above. Panhandle shall provide firm storage service for Shipper pursuant to this Agreement from 1st day of April, 2003 through 30th day of April, 2004, when the term of this Agreement shall expire.

ARTICLE 5
GENERAL TERMS AND CONDITIONS

This Agreement and all terms for service hereunder are subject to the further provisions of Rate Schedule FS and the General Terms and Conditions of Panhandle's Tariff, as such may be modified, supplemented, superseded or replaced generally or as to the service hereunder. Panhandle reserves the right from time to time to unilaterally file and to make effective any such changes in the provisions of Rate Schedule FS and/or the General Terms and Conditions, subject to the applicable provisions of the Natural Gas Act and the Commission's Regulations thereunder. Such Rate Schedule and General Terms and Conditions, as may be changed from time to time, are by this reference incorporated in their entirety into this Agreement and made an integral part hereof.

ARTICLE 6
SUCCESSION AND ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of any successor(s) to either Panhandle or Shipper by merger, consolidation or acquisition. Either Panhandle or Shipper may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture or other instrument which it has executed or may execute hereafter as security for indebtedness; otherwise, except as provided in Section 15 of the General Terms and Conditions, neither Panhandle nor Shipper shall assign this Agreement or its rights hereunder without first having obtained the formal written consent of the other(s).

ARTICLE 7
NOTICES

Except as herein otherwise provided, any notice, request, demand, statement or bill provided for in this Storage Agreement and in the General Terms and Conditions of the Tariff and the Rate Schedules to which they apply, or any notices which either Panhandle or Shipper may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered mail to the post office address of Panhandle or Shipper, or at such other address as either shall designate by formal written notice. Routine communications, including monthly statements and payments, shall be considered as delivered when mailed by either registered or ordinary mail. The Post Office addresses of both Panhandle and Shipper are as follows:

PANHANDLE

Payment:	Panhandle Eastern Pipe Line Company
P. O. Box 201202
Houston, Texas 77216-1202

Nomination and	Panhandle Eastern Pipe Line Company
Scheduling:	Attn: Marketing Operations
P. O. Box 4967
Houston, Texas 77210-4967
Phone: (713) 989-7590
Facsimile: (713) 989-1121

Pipeline Emergencies:	Panhandle Eastern Pipe Line Company
(Not to be used for	Attn: Gas Control
any other purpose)	P. O. Box 4967
Houston, Texas 77210-4967
Phone: (713) 627-5623
Toll Free: 1-800-225-3913

All Other:	Panhandle Eastern Pipe Line Company
Attn: Customer Services
P. O. Box 4967
Houston, Texas 77210-4967
Phone: (713) 627-4272 or
1-800-275-7375
Facsimile: (713) 989-1178

SHIPPER

Billing:	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
	Mailing:	130 E RANDOLPH DR, 23RD FLOOR
		CHICAGO, IL	60601
	Street:	130 E RANDOLPH DR, 23RD FLOOR
		CHICAGO, IL	60601
	Attn: GAS ACCOUNTING		312-240-7692

Nomination and
Scheduling: (1)	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
	Mailing:	130 E RANDOLPH DR, 22ND FLOOR
		CHICAGO, IL	60601
	Street:	130 E RANDOLPH DR, 22ND FLOOR
		CHICAGO, IL	60601
		Attn: DAVE WEAR	312-762-1647

All Other:	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
	Mailing:	130 E RANDOLPH DR, 22ND FLOOR
		CHICAGO, IL	60601
	Street:	130 E RANDOLPH DR, 22ND FLOOR
		CHICAGO, IL	60601
		Attn: ROY RODRIGUEZ	312-240-4294

(1)   Please provide street address in addition to mailing address.

Contract-No:	018110

IN WITNESS WHEREOF, both Panhandle and Shipper have caused this Agreement to be executed in several counterparts by their respective officers or other persons duly authorized to do so, as of the date first stated above.

PANHANDLE EASTERN PIPE LINE COMPANY

By	/s/ Robert O. Bond
Robert O. Bond
(Please type or print name)
Title	Vice President
Executed	4-1-03 (Date)

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

By	/s/ William E. Morrow
William E. Morrow
(Please type or print name)
Title	Executive Vice President
Executed	March 27, 2003 (Date)

QUANTITIES

Storage Agreement
Between
Panhandle Eastern Pipe Line Company
For
Firm Storage Service
Under Rate Schedule FS

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract No. 018110

Effective from	04/01/2003	through	11/30/2003:
Maximum Stored Quantity (MSQ)		:	940,000	Dt
Maximum Daily Injection Quantity (MDIQ)		:	15,000	Dt./Day
Maximum Daily Withdrawal Quantity (MDWQ)		:	31,400	Dt./Day

Effective from	12/01/2003	through	03/31/2004:
Maximum Stored Quantity (MSQ)		:	940,000	Dt
Maximum Daily Injection Quantity (MDIQ)		:	15,000	Dt. /Day
Maximum Daily Withdrawal Quantity (MDWQ)		:	47,135	Dt. /Day

Effective from	04/01/2004	through	04/30/2004:
Maximum Stored Quantity (MSQ)		:	940,000	Dt
Maximum Daily Injection Quantity (MDIQ)		:	15,000	Dt./Day
Maximum Daily Withdrawal Quantity (MDWQ)		:	31,400	Dt./Day

Contract-No: 018110

Storage Agreement
For
Firm Storage Service
Under Rate Schedule FS

Point(s) of Delivery

			Function-
		Meter	alization/
No.	Delivered To	No.	Mileage	County	State	Quantity

Effective from: 04/01/2003 Through: 11/30/2003
1	PEOPLES GAS LIGHT AND COK	66627	T/FIELD	RENO	KS	31,400

Effective from: 12/01/2003 Through: 03/31/2004
2	PEOPLES GAS LIGHT AND COK	66627	T/FIELD	RENO	KS	47,135

Effective from: 04/01/2004 Through: 04/30/2004
3	PEOPLES GAS LIGHT AND COK	66627	T/FIELD	RENO	KS	31,400

Description of Facilities

				Atmos.
	Existing/	Operated and		Pres.
No.	Proposed	Installed by	Maintained by	(Psia)

Effective from: 04/01/2003 Through: 11/30/2003
1	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0

Effective from: 12/01/2003 Through: 03/31/2004
2	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0

Effective from: 04/01/2004 Through: 04/30/2004
3	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0

Contract-No: 018110

Storage Agreement
For
Firm Storage Service
Under Rate Schedule FS

Point(s) of Receipt

			Function-
		Meter	alization/
No.	Received From	No.	Mileage	County	State	Quantity

Effective from: 04/01/2003 Through: 04/30/2004
1	PEOPLES GAS LIGHT AND COK	66626	T/FIELD	RENO	KS	15,000

Description of Facilities

				Atmos.
	Existing/	Operated and		Pres.
No.	Proposed	Installed by	Maintained by	(Psia)

Effective from: 04/01/2003 Through: 04/30/2004
1	EXISTING	------	PANHANDLE EASTERN PIPE LINE	0

RATE SCHEDULE FS (Continued)
FLEXIBLE STORAGE SERVICE
FORM OF SERVICE AGREEMENT

EXHIBIT A

Storage Agreement
For
Firm Service
Under Rate Schedule FS

Contract No. 018110

NEGOTIATED RATE AGREEMENT

Shipper agrees to the Negotiated Rate option in accordance with Section 3.9 of Rate Schedule FS and notifies Panhandle that it desires to be billed, and agrees to pay, the charges specified below for the period commencing __________ and continuing until __________. Shipper acknowledges that this election is an alternative to the billing of charges for Rate Schedule FS set forth on effective Tariff Sheet No. ___,as revised from time to time. Shipper also acknowledges that its election constitutes waiver of its reliance on and its right to use the recourse rates which are available to it under the Rate Schedule FS.

Specification of Negotiated Rate:

PANHANDLE EASTERN PIPE LINE COMPANY

By	_______________________________
_______________________________
(Please type or print name)
SHIPPER:	_______________________________
BY:	_______________________________
_______________________________
(Please type or print name)
DATED:	_______________________________
SUPERSEDES EXHIBIT A DATED: ___________

PANHANDLE EASTERN PIPE LINE COMPANY

5444 Westheimer Road/P.O. Box 4967
Houston, Texas 77056/77210-4967
Marketing Administration Department
(713) 627-4272
Fax: (713) 989-1178

March 7, 2003

PEOPLES GAS LIGHT AND COKE COMPANY (THE)
130 E RANDOLPH DR, 22ND FLOOR
CHICAGO, IL 60601

Gentlemen:
Re: 018110

Currently, Panhandle Eastern Pipe Line Company ("Transporter") is transporting natural gas pursuant to and in accordance with the regulations issued by the Federal Energy Regulatory Commission ("FERC") enabling Transporter to provide transportation pursuant to Section 7 of the Natural Gas Act ("NGA") and Subpart G of 18 C.F.R. Part 284.

In order for Transporter to initiate transportation of natural gas in accordance with the referenced service agreement, certain assurances must be obtained from you, as Shipper.

Shipper represents and warrants that the gas purchased for transportation and transported by Transporter pursuant to the referenced transportation agreement is eligible for transportation pursuant to Subpart G of 18 C.F.R. Part 284 or other similar applicable laws, regulations, and authorities.

Please execute in the spaces provided for below and return with the executed Transportation Agreement.

Sincerely,

PANHANDLE EASTERN PIPE LINE COMPANY

By:	/s/ Robert O. Bond

Title:	Vice President

Agreed to an Accepted this
27th day of March, 2003

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

By:	/s/ William E. Morrow

William E. Morrow
(Please type or print name)

Title:	Executive Vice President